                                                                  EXHIBIT (5)(b)

Filed as Exhibit (10)(b) with the Initial Filing of this Registration Statement on Form S-6 on April 6, 1984.

GROUP PENSIONS

                       (LOGO OF "METROPOLITAN INSURANCE COMPANIES" APPEARS HERE)
______________________
EGN
______________________

       ENROLLMENT REQUEST FOR THE MULTIFUNDED ANNUITY CONTRACT (VESTMET)
                        CORPORATE OR KEOGH PENSION PLAN

____________________________________________________________________________________________________________________________________
                                                                                Complete for Keogh Plan only:
Name of Plan: _________________________________________________
                                                                                [__] Employee has 10% or more of the
              _________________________________________________                      Capital or Profits in the Business.

Employer      _________________________________________________                 [__] Employee has less than 10% of the
Address:                                                                             Capital or Profits in the Business.
              _________________________________________________
____________________________________________________________________________________________________________________________________

Employee Name:                                                     Employee Social Security Number

____________________________________________________________       ___________________________________  ____________________________

Last                   First                Middle initial         Employee Date of Birth               Employee Sex
____________________________________________________________
                      Schedule of Remittances                      _________________________________________________________________

                                                                   Employee Identity (if other than Social Security)
$ _________________  Amount Remitted ______ times each year.
                                                                   _________________________________________________________________

Date Remittances to Metropolitan will begin: _______________       Initial Allocation of Remittances
NO MONEY SHOULD BE SUBMITTED WITH THIS FORM:                                (Whole percentages only)
The scheduled and unscheduled remittances for this employee              FIXED INTEREST ACCOUNT
should be submitted after acceptance of this request.
Unscheduled remittances must be accompanied by a
letter of explanation.                                                                          ____________ %
____________________________________________________________         ____________________________________________________________

                                                                               SEPARATE ACCOUNT
Is participation in the Multifunded Annuity Contract
replacing existing annuity coverage, that is owned by              Money Market Division  -     ____________ %
the Plan, with Metropolitan or with
another Company?     ( ) Yes  ( ) No
If yes, explain in an accompanying letter.                         Growth Division        -     ____________ %


                                                                   Income Division        -     ____________ %
____________________________________________________________
All information and statements furnished in this request
are true and complete to the best of my knowledge.  I
understand that no sales representative has the
authority to make or change any contract, to waive or
alter any rights of Metropolitan, or to make                                             ___________________
any binding promises about any contract.                                                 Total           100 %


                                                                   _____________________________________________________________
                                                                   Attention:
                                                                   Purchases or values provided by the Money Market,
                                                                   Growth and Income Divisions are based on the investment
                                                                   experience of those Divisions and are variable and not
                                                                   guaranteed.
                                                                   _____________________________________________________________



______________________________________________________________     _______________ _______________________________ _____________
                        Trustee Signature                          Date            City                            State

                                                                   _____________________________________________________________
                                                                                       Return Receipt Stub


Sales Representative     [_] [_] [_]   [_] [_] [_]   [_]
or Broker Identity       Dist/Branch   Agency       Index
                                                                   Account Number
                                                                   _____________________________________________________________

________________________________________________________________________________
                                EXPORT OF SALE

1. Full Name and Address of Employer ___________________________________________

                                     ___________________________________________
                                            City            State          Zip

________________________________________________________________________________

2. Are you, as Sales Representative/Broker, licensed to write Variable Annuities in the state of signing on the date signed?


           [_] Yes       [_] No
_______________________________________________________________________________

3. Is participation in the Multifunded Annuity Contract replacing existing annuity coverage, that is owned by the Plan, with Metropolitan or with another Company?

           [_] Yes       [_] No
   If Yes, Explain in an accompanying letter.
_______________________________________________________________________________

__________________________________________ _____________ ___________ __________
Signature of Sales Representative/Broker     Date         City       State

_______________________________________________________________________________
                                            To be completed by the Manager

                                  1. Have you reviewed this enrollment form and
                                     do you believe the report of sale is
                                     accurate  ( ) Yes  ( ) No


                                  ____________________ _____________ __________
                                  Signature            Title         Date